Funds

First Quarter Report

May 31, 2012

ING Prime Rate Trust

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Prime Rate Trust

FIRST QUARTER REPORT

May 31, 2012

Table of Contents

Portfolio Managers' Report	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Statement of Cash Flows	10

Financial Highlights	11

Notes to Financial Statements	13

Portfolio of Investments	22

Additional Information	37

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF MAY 31, 2012
Net Assets	$849,140,491
Total Assets	$1,245,849,571
Assets Invested in Senior Loans	$1,194,852,425
Senior Loans Represented	341
Average Amount Outstanding per Loan	$3,503,966
Industries Represented	33
Average Loan Amount per Industry	$36,207,649
Portfolio Turnover Rate (YTD)	23%
Weighted Average Days to Interest Rate Reset	36
Average Loan Final Maturity	60 months
Total Leverage as a Percentage of Total Assets (including preferred shares)	28.66%

PERFORMANCE SUMMARY

The Trust declared $0.10 of dividends during the first fiscal quarter ended May 31, 2012. Based on the average month-end net asset value ("NAV") per share of $5.83 for the first fiscal quarter, this resulted in an annualized distribution rate(1) of 6.68% for the first fiscal quarter. The Trust's total return for the first fiscal quarter, based on NAV, was 1.35% versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(2) of 0.83% for the same quarter. For the year ended May 31, 2012, the Trust's total return, based on NAV(3), was 1.94%, versus a total gross return on the Index of 2.35%. The total market value return(3) for the Trust's common shares during the first fiscal quarter was 1.89% and for the year ended May 31, 2012 was (4.39)%.

MARKET REVIEW

For all the volatility rippling through the financial markets during the three-month period ended May 31, 2012, the global senior loan market turned in a very respectable showing. Strong technical and fundamental conditions held sway during the first two months of the reporting period, driven by investor desire for meaningful yield in the form of secured, floating rate loans. New loan supply, while varying in overall quality and consistency, managed to generally keep pace with expanding demand, thereby providing a reasonably healthy technical balance, historically a positive catalyst for positive loan price performance.

Investor sentiment shifted significantly in May, owing to growing unease over a potential material slowing of the U.S. and global economies, and — of course — uncertainty over where things may be headed in regards to the ongoing European sovereign debt crisis. As a result, investors generally

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(3)  The total return is based on full reinvestment of dividends.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

lost their collective risk appetite and directed capital toward the so-called "safe havens" (i.e., the U.S. dollar, U.S. Treasuries and domestic investment grade debt) at the expense of both equities and high yield bonds (the S&P 500® Index was down 6.01% for the month, while the Credit Suisse High Yield Bond Index lost 1.32%). Loans, while not emerging unscathed, did fare noticeably better (down 0.68% at the Index level, the first monthly loss since November 2011) due to, we believe, the added protection of collateral and a compelling yield, on both an absolute basis and relative to other income-producing alternatives.

Fundamental credit risk, as measured by trailing default rates and forward shadow default activity, remained in check during the reporting period. Overall earnings growth at the issuer level, while up against some difficult year-over-year comparisons, still remains more than sufficient, and balance sheet leverage continues to be, on average, within tolerance levels. After peaking at double-digit rates during the fourth quarter of 2009, default activity within the Index, while naturally set to move higher given its current level (1.05% on a principal-weighted basis as of May 31), is still projected to remain inside the historical average for the asset class through the balance of 2013. We believe this base-case forecast has as its foundation the assumption of slow but steady global economic growth and something other than the worst-case scenario playing out in the euro zone.

TOP TEN SENIOR LOAN ISSUERS AS OF MAY 31, 2012 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Univision Communications, Inc.	2.5%	3.7%
First Data Corporation	1.7%	2.5%
Reynolds Group Holdings Inc	1.6%	2.3%
Caesars Entertainment Operating Company, Inc.	1.5%	2.3%
BJs Wholesale Club	1.5%	2.2%
Asurion, LLC	1.3%	2.0%
Texas Competitive Electric Holdings Company LLC	1.3%	1.9%
Lawson Software, Inc.	1.2%	1.7%
Freescale Semiconductor	1.1%	1.6%
Chrysler Group LLC	1.0%	1.4%

TOP TEN INDUSTRY SECTORS AS OF MAY 31, 2012 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Health Care	11.6%	17.1%
Retailers (Except Food & Drug)	10.7%	15.7%
Business Equipment & Services	8.8%	12.9%
Electronics/Electrical	6.5%	9.5%
Radio & Television	4.9%	7.1%
Automotive	4.5%	6.7%
Cable & Satellite Television	4.2%	6.2%
Telecommunications	4.2%	6.1%
Industrial Equipment	3.6%	5.3%
Chemicals & Plastics	3.5%	5.1%

PORTFOLIO REVIEW

The Trust outperformed the Index for the fiscal quarter ended May 31, 2012, attributable primarily to favorable credit selection, a greater emphasis on wider-spread new issue loans (weighted average coupon increased to 5.52% from 5.37% at the end of the prior reporting period), and good performance from the Trust's small allocation to non-U.S. dollar denominated loans (primarily from borrowers in the U.K., northern Europe and Scandinavia; collectively 3.15% of total assets as of May 31, 2012). The use of leverage for investment purposes also had, on balance, a positive impact on returns. The Trust's aggregate holding of the Index's top five contributors outweighed the sum held across the top five detractors (3.6% of total assets at the end of May, as compared to 1.6%), while the Trust did not own the two Index constituents that defaulted during the fiscal quarter. The Trust's position in Texas Competitive Electric Holding LLC ("TXU," the largest single issuer in the Index), although substantially below that of the Index on a percentage basis, had a positive impact on absolute returns this reporting period, after being a drag on performance during the prior fiscal quarter.

There was little absolute change in the Trust's top five industry sectors, although the composition of that group shifted slightly as a result of new loan positioning. The Trust's top two industry

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

exposures, healthcare and retailers were essentially neutral in terms of relative performance, while business equipment/services and electronics, the third and fourth largest sector exposures, were accretive to relative returns. We continue to monitor all of our cyclical and consumer discretionary sector exposures closely and at this point remain comfortable with the underlying credit strength of the larger individual exposures within those groups.

The Trust continues to be well diversified; the average issuer exposure at May 31, 2012 stood at 0.38%, while the average industry sector exposure closed the fiscal quarter at just over 3.0% (both relatively unchanged from the prior reporting period).

Ratings Distribution as of May 31, 2012
Ba	39.73%
B	51.59%
Caa and below	5.03%
Not rated*	3.65%

Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

OUTLOOK AND CURRENT STRATEGY

The road immediately ahead looks interesting to say the least. There will be no shortage of issues to wrestle with and manage through, many of which could individually have a material impact on asset prices across the board. However, within the senior loan market, we believe fundamental credit performance remains sound, yields continue to look attractive and default activity is expected to stay within consensus expectations. Further, the all-important technical set up appears to be reasonably constructive: the flow of new issue supply continues to be steady but naturally constrained by pricing requirements and credit hurdles. Demand looks to be stable to moderately increasing and, to this point at least, resilient in the face of a very choppy macro environment.

Jeffrey A. Bakalar Senior Vice President Managing Director ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director ING Investment Management Co. LLC

ING Prime Rate Trust
June 26, 2012

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended May 31, 2012
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	1.94%	14.12%	1.35%	4.66%
Based on Market Value	(4.39)%	16.99%	0.30%	5.04%
S&P/LSTA Leveraged Loan Index	2.35%	11.60%	4.29%	5.07%
Credit-Suisse Leveraged Loan Index	2.23%	11.21%	3.41%	4.84%

The table above illustrates the total return of the Trust against the Indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
May 31, 2012	3.25%	7.60%	7.95%	6.86%	7.17%
February 29, 2012	3.25%	7.11%	7.48%	6.22%	6.53%
November 30, 2011	3.25%	6.71%	7.32%	6.00%	6.54%
August 31, 2011	3.25%	6.00%	6.35%	5.56%	5.88%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last monthly dividend of each quarter and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in case of Market) at quarter-end.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares. If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the credit spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2012 (Unaudited)

ASSETS:
Investments in securities at value (Cost $1,234,196,412)	$1,210,340,852
Cash	3,938,590
Foreign currencies at value (Cost $407,396)	402,331
Receivables:
Investment securities sold	22,089,283
Interest	7,145,804
Other	288
Unrealized appreciation on foreign currency contracts	1,881,322
Prepaid arrangement fees on notes payable	46,594
Prepaid expenses	4,507
Total assets	1,245,849,571
LIABILITIES:
Notes payable	357,000,000
Payable for investment securities purchased	37,891,164
Accrued interest payable	186,577
Payable to affiliates	1,072,106
Payable to custodian	166,215
Accrued trustees fees	5,353
Unrealized depreciation on unfunded commitments	24,341
Other accrued expenses	363,324
Total liabilities	396,709,080
NET ASSETS	$849,140,491
Net assets value per common share outstanding (net assets divided by 147,116,381 shares of beneficial interest authorized and outstanding, no par value)	$5.77
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,118,023,555
Undistributed net investment income	3,501,489
Accumulated net realized loss	(249,947,361)
Net unrealized depreciation	(22,437,192)
NET ASSETS	$849,140,491

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Three Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$19,247,768
Amendment fees earned	335,430
Other	1,015,354
Total investment income	20,598,552
EXPENSES:
Investment management fees	2,428,406
Administration fees	758,877
Transfer agent fees	20,799
Interest expense	1,201,324
Custody and accounting expense	140,800
Professional fees	52,064
Shareholder reporting	84,000
Trustees fees	5,890
Miscellaneous expense	69,073
Total expenses	4,761,233
Net investment income	15,837,319
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,271,963)
Forward foreign currency contracts	1,926,461
Foreign currency related transactions	(389,683)
Net realized loss	(3,735,185)
Net change in unrealized appreciation or (depreciation) on:
Investments	(1,788,536)
Forward foreign currency contracts	2,279,444
Foreign currency related transactions	(582,525)
Unfunded commitments	(25,359)
Net change in unrealized appreciation or (depreciation)	(116,976)
Net realized and unrealized loss	(3,852,161)
Increase in net assets resulting from operations	$11,985,158

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Three Months Ended May 31, 2012	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$15,837,319	$51,554,932
Net realized loss	(3,735,185)	(21,532,648)
Net change in unrealized appreciation or (depreciation)	(116,976)	(26,842,894)
Distributions to preferred shareholders from net investment income	—	(62,995)
Increase in net assets resulting from operations	11,985,158	3,116,395
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(14,123,164)	(46,476,484)
Decrease in net assets from distributions to common shareholders	(14,123,164)	(46,476,484)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions from common shares	—	916,239
Proceeds from shares sold	—	61,590
Net increase from capital share transactions	—	977,829
Net decrease in net assets	(2,138,006)	(42,382,260)
NET ASSETS:
Beginning of year or period	851,278,497	893,650,757
End of year or period (including undistributed net investment income of $3,501,489 and $1,787,334 respectively)	$849,140,491	$851,278,497

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the Three Months Ended May 31, 2012 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$16,462,201
Facility fees paid	129,612
Arrangement fees paid	(46,594)
Other income received	774,347
Interest paid	(1,193,497)
Other operating expenses paid	(2,829,621)
Purchases of securities	(314,404,145)
Proceeds on sale of securities	319,975,419
Net cash used by operating activities	18,867,722
Cash Flows From Financing Activities:
Dividends paid to common shareholders (net of reinvested distributions)	(14,123,164)
Net decrease of notes payable	(7,000,000)
Net cash flows provided in financing activities	(21,123,164)
Net decrease	(2,255,442)
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(4,952)
Cash and foreign currency balance
Net decrease in cash and foreign currency	(2,260,394)
Cash and foreign currency at beginning of period	6,601,315
Cash and foreign currency at end of period	$4,340,921
Reconciliation of Net Decrease in Net Assets Resulting from Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$11,985,158
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	1,788,536
Change in unrealized appreciation or depreciation on forward currency contracts	(2,279,444)
Change in unrealized appreciation or depreciation on unfunded commitments	25,359
Change in unrealized appreciation or depreciation on other assets and liabilities	582,525
Accretion of discounts on investments	(2,388,232)
Amortization of premiums on investments	107,598
Net realized loss on sale of investments, forward foreign currency contracts and foreign currency related transactions	3,735,185
Purchases of investment securities	(314,404,145)
Proceeds from disposition of investment securities	319,975,419
Decrease in other assets	1,136
Increase in interest receivable	(504,933)
Increase in prepaid arrangement fees on notes payable	(46,594)
Decrease in prepaid expenses	129,612
Increase in accrued interest payable	7,827
Increase in payable to affiliates	64,627
Decrease in accrued trustees fees	(981)
Increase in other accrued expenses	89,069
Total adjustments	6,882,564
Net cash used by operating activities	$18,867,722
Non Cash Financing Activities
Reinvestment of dividends	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Prime Rate Trust
05-31-12	5.79	0.11	(0.03)	—	—	0.08	(0.10)	—	(0.10)	5.77	5.52
02-29-12	6.08	0.35	(0.32)	(0.00)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51
02-28-11	5.72	0.30	0.38	(0.00)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	—	(0.47)	3.81	3.50
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	—	(0.72)	6.11	5.64
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	—	(0.71)	7.65	7.40
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	—	(0.57)	7.59	7.02
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	—	(0.48)	7.47	7.56
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	—	(0.46)	7.34	7.84
02-28-03	7.20	0.50	(0.47)	(0.05)	—	(0.02)	(0.45)	—	(0.50)	6.73	6.46

	Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses, net of fee waivers and/or recoupments, if any(6)	Expenses (before interest and other fees related to revolving credit facility)(6)	Expenses, prior to fee waivers and/or recoupments, if any(6)	Net investment income (loss)(6)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
ING Prime Rate Trust
05-31-12	1.35		1.89		2.22	1.67	2.22	7.34	849,140	23
02-29-12	0.81		(3.11)		2.20	1.67	2.20	6.07	851,278	81
02-28-11	12.32		7.09		1.93	1.59	1.93	4.87	893,661	60
02-28-10	60.70		81.66		1.93	1.77 (5)	1.99 (5)	5.56	830,785	38
02-28-09	(31.93	)(4)	(32.03	)(4)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	(13.28)		(17.25)		4.36	2.20	4.36	10.35	886,976	60
02-28-07	8.85		13.84		4.62	2.21	4.62	9.42	1,109,539	60
02-28-06	8.53		(0.82)		4.27	2.33	4.27	7.71	1,100,671	81
02-28-05	7.70		2.04		3.17	2.29	3.18	6.04	1,082,748	93
02-29-04	15.72		28.77		2.40	2.11	2.40	6.68	1,010,325	87
02-28-03	0.44		2.53		2.68	2.19	2.68	7.33	922,383	48

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  There was no impact on total return due to payments by affiliates.

(5)  Includes excise tax fully reimbursed by the Investment Adviser.

(6)  Annualized for periods less than one year.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings
	Expenses (before interest and other fees related to revolving credit facility)(6)	Expenses, prior to fee waivers and/or recoupments, if any(6)	Expenses, net of fee waivers and/or recoupments, if any(6)	Net investment income (loss)(6)
Year or period ended	(%)	(%)	(%)	(%)
ING Prime Rate Trust
05-31-12	1.19	1.59	1.59	5.24
02-29-12	1.24	1.64	1.64	4.51
02-28-11	1.39	1.68	1.68	4.26
02-28-10	1.67 (5)	1.87 (5)	1.81	5.23
02-28-09	1.54	2.37	2.37	6.21
02-29-08	1.60	3.17	3.17	7.53
02-28-07	1.56	3.25	3.25	6.63
02-28-06	1.58	2.90	2.90	5.24
02-28-05	1.63	2.27	2.26	4.32
02-29-04	1.84	2.09	2.09	5.82
02-28-03	1.82	2.23	2.23	6.10

	Supplemental data
	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
ING Prime Rate Trust
05-31-12	—	—	84,475	357,000	3,379	348,707	147,116
02-29-12	—	—	83,475	364,000	3,339	293,444	147,116
02-28-11	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	450,000	25,000	62,425	225,000	7,490	143,194	137,638
02-28-03	450,000	25,000	62,375	167,000	9,218	190,671	136,973

(a)  Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and preferred shares expressed in relation to each $1,000 of borrowings and preferred shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any preferred shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and preferred shares, expressed in relation to the per share liquidation price of the preferred shares.

(5)  Includes excise tax fully reimbursed by the Investment Adviser.

(6)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited)

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Senior Loan and Other Security Valuation. All Senior loans and other securities are recorded at their estimated fair value, as described below. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from dealers in loans by an independent pricing service or other sources determined by the Trust's Board of Trustees (the "Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged independent pricing services to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of May 31, 2012, 100.0% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and the Investment Adviser or ING Investment Management Co. LLC ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates fair value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the period ended May 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Trust as an unrealized gain or loss and is reported in the Statement of Assets and Liabilities. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency and are included in the Statement of Operations. These instruments may involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. Open forward foreign currency contracts are presented following the Portfolio of Investments. For the period ended May 31, 2012, the Trust had an average quarterly contract amount on forward foreign currency contracts to sell of $54,526,377.

E.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the period ended May 31, 2012, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $286,981,477 and $277,000,534, respectively. At May 31, 2012, the Trust held senior loans valued at $1,194,852,425 representing 98.7% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	06/05/02	$100
Ascend Media (Residual Interest)	01/05/10	—
Block Vision Holdings Corporation (719 Common Shares)	09/17/02	—
Cedar Chemical (Residual Interest)	12/31/02	—
Enterprise Profit Solutions (Liquidation Interest)	10/21/02	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	50
Gainey Corporation (Residual Interest)	12/31/09	—
Grand Union Company (Residual Interest in Bankruptcy Estate)	07/01/02	2,576
Kevco Inc. (Residual Interest in Bankruptcy Estate)	06/05/02	25
Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	—
Supermedia, Inc. (32,592 Common Shares)	01/05/10	—
US Office Products Company (Residual Interest in Bankruptcy Estate)	02/11/04	—
Total Restricted Securities (fair value $357,851 was 0.04% of net assets at May 31, 2012)		$2,751

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a Sub-Advisory agreement with ING IM, a Delaware limited liability company. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Trust, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Trust's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Trust or its operations and administration.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2012, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$816,843	$255,263	$1,072,106

The Trust has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — COMMITMENTS

The Trust has entered into a $400 million 364-day revolving credit agreement which matures July 23, 2012, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid arrangement fees are amortized over the term of the agreement. The amount of borrowings outstanding at May 31, 2012, was $357 million. Weighted average interest rate on outstanding borrowings during the period was 1.23%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 28.66% of total assets at May 31, 2012. Average borrowings for the year ended May 31, 2012 were $348,706,522 and the average annualized interest rate was 1.37% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 6 — COMMITMENTS (continued)

As of May 31, 2012, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Wendy's International, Inc.	$2,596,391

The net unrealized depreciation on these commitments of $24,341 as of May 31, 2012 is reported as such on the Statement of Assets and Liabilities.

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of May 31, 2012, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
8/17/09	25,000,000	24,980,237
8/17/09	5,000,000	5,000,000

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Historically, Preferred Shares paid dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fails to meet certain credit quality thresholds within its portfolio.

Beginning early February 2008, the Trust did not receive sufficient hold orders or any purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result, under the terms of the preferred shares, the amounts sold, by each selling shareholder were reduced pro rata or to zero. In addition, the dividend rate on such preferred shares, which is normally set by means of a Dutch auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the day of the auction. While it is possible that the dividend rate for the preferred shares will be set by means of an auction at some future time, there is no current expectation that this will be the case.

Since June 9, 2008, the Trust has announced the approval by the Board of a number of partial redemptions of its outstanding preferred shares. On September 30, 2010, the Board approved the continuation of the program for the quarterly redemptions of up to $100 million of the Trust's auction rate preferred shares to be redeemed on a quarterly basis in the amount of up to $25 million per quarter beginning January 2011 through approximately January 2012, subject to management's discretion to modify or cancel the program at any time. On December 23, 2011, all remaining preferred shares outstanding issued by the Trust were redeemed. The preferred shares were redeemed using proceeds available through the Trust's existing bank loan facility and with cash held by the Trust. Redemption costs and the ongoing costs of obtaining leverage through a bank loan facility may reduce returns to common shares and may be higher or lower than the costs of leverage obtained through the preferred shares. There can be no assurance that any means for

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 7 — RIGHTS AND OTHER OFFERINGS (continued)

liquidity will be identified, and if they are, it is possible that the Trust's leverage or its benefits from leverage will diminish.

NOTE 8 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of May 31, 2012, the Trust held no subordinated loans and unsecured loans.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Three Months Ended May 31, 2012	Year Ended February 29, 2012
Number of Shares
Reinvestment of distributions from common shares	—	152,404
Proceeds from shares sold	—	10,144
Net increase in shares outstanding	—	162,548
Dollar Amount ($)
Reinvestment of distributions from common shares	—	$916,239
Proceeds from shares sold	—	61,590
Net increase	—	$977,829

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Three Months Ended May 31, 2012	Year Ended February 29, 2012
Ordinary Income	Ordinary Income
$14,123,164	$46,539,479

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2012 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2012 were:

Undistributed Ordinary	Unrealized Appreciation/	Post-October Capital Losses	Capital Loss Carryforwards
Income	(Depreciation)	Deferred	Amount	Character	Expiration
$1,396,322	$(22,050,725)	$(9,201,168)	$(22,421,058)	Short-term	2013
			(560,828)	Short-term	2014
			(41,585,301)	Short-term	2017
			(125,812,939)	Short-term	2018
			(24,760,715)	Short-term	2019
			(21,741,424)	Long-term	N/A
			$(236,882,265)

The Trust's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of May 31, 2012, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Trust. In general, the provisions of the Act were effective for the Trust's tax year ended February 29, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Trust's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 11 — SUBSEQUENT EVENTS

Subsequent to May 31, 2012, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.035	5/31/12	6/11/12	6/22/12
$0.035	6/29/12	7/10/12	7/23/12

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited)

Senior Loans*: 140.7%
Principal Amount		Borrower/Tranche Description	Fair Value
Aerospace & Defense: 2.6%
	$9,925,000	Delta, New Term Loan, 5.500%, due 04/20/17	$9,918,798
	495,000	Delta, Pacific Route First Lien Term Loan, 4.250%, due 03/07/16	480,150
	4,992,500	DigitalGlobe Inc., Term Loan B, 5.750%, due 10/07/18	4,945,695
	710,526	Forgings International Ltd., Tranche B Dollar Term Loan, 4.970%, due 12/18/15	682,105
	710,526	Forgings International Ltd., Tranche C Dollar Term Loan, 5.470%, due 12/20/16	682,105
	5,874,413	US Airways, Term Loan, 2.740%, due 03/21/14	5,592,441
			22,301,294
Automotive: 6.7%
	1,154,521	Avis Budget Car Rental, LLC, Incremental Term Loan, 6.250%, due 09/21/18	1,158,851
	4,893,100	Avis Budget Car Rental, LLC, Tranche C Term Loan, 4.250%, due 03/15/19	4,886,983
	11,914,975	Chrysler Group LLC, Term Loan B, 6.000%, due 05/24/17	11,907,529
	5,074,500	Fram Group Holdings Inc., First Lien Term Loan, 6.500%, due 07/28/17	4,928,608
	3,742,140	Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, due 01/29/18	3,442,768
	5,200,000	Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, due 04/30/19	5,066,750
	7,940,000	KAR Auction Services, Inc., Term Loan B, 5.000%, due 05/19/17	7,947,448
	2,673,000	Metaldyne, LLC, Term Loan B, 5.250%, due 05/18/17	2,671,364
	5,273,883	Remy International, Inc., Term Loan B, 6.250%, due 12/16/16	5,280,475
	873,752	Schrader International, Lux Term Loan, 6.250%, due 04/30/18	875,937
	672,130	Schrader International, US Term Loan, 6.250%, due 04/30/18	673,810
	2,215,561	Tomkins, Inc., Term Loan B, 4.250%, due 09/21/16	2,210,946
	5,329,567	UCI International, Inc., Term Loan B, 5.500%, due 07/26/17	5,356,215
			56,407,684
Beverage & Tobacco: 0.7%
	859,210	Bolthouse Farms, Inc, First Lien Term Loan, 5.507%, due 02/11/16	862,969
	2,551,064	Clement Pappas, $230mm Term Loan, 6.506%, due 08/14/17	2,552,128
	1,666,201	Del Monte Corporation, Term Loan B, 4.500%, due 03/08/18	1,636,626
EUR	666,192	Selecta, EUR Facility B4, 4.017%, due 06/28/15	708,005
SEK	4,375,000	Selecta, SEK Senior Term Loan B, 5.105%, due 02/07/15	491,466
			6,251,194
Brokers, Dealers & Investment Houses: 0.9%
	$4,975,000	Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.250%, due 05/13/17	4,997,801
	2,636,835	Nuveen Investments, Inc., Term Loan Extended 2017, 5.968%, due 05/12/17	2,613,747
			7,611,548
Building & Development: 2.0%
EUR	1,735,000	Ahlsell AB, Term Loan B, 6.367%, due 03/31/19	2,146,743
	$9,422,508	Capital Automotive L.P., Term Loan, 5.250%, due 03/11/17	9,304,727
	812,542	Custom Building Products, Inc., Term Loan, 5.750%, due 03/19/15	804,925

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Building & Development: (continued)
$3,000,000		Hudson Hotel, Mortgage, 5.000%, due 08/12/13	$2,947,500
883,602		JMC Steel Group, Term Loan, 4.750%, due 04/01/17	883,602
1,250,000		NES Rentals Holdings, Inc., Extended Second Lien Term Loan, 13.250%, due 10/23/14	1,243,750
			17,331,247
Business Equipment & Services: 12.9%
3,500,000		4L Holdings Inc., Term loan B, 6.750%, due 05/06/18	3,447,500
1,019,875		ACCO Brands Corporation, Term Loan B, 4.250%, due 04/15/19	1,021,150
4,767,794		Acosta, Inc., Term Loan, 4.750%, due 03/01/18	4,708,197
4,952,387		Advantage Sales & Marketing, Inc., First Lien Term Loan, 5.250%, due 12/18/17	4,918,339
2,365,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.250%, due 06/18/18	2,367,956
8,248,047		Avaya Inc., Term Loan B-3, 4.967%, due 10/26/17	7,371,692
3,827,288		Catalent Pharma Solutions, Inc., Incremental USD Term Loan B-2, 5.250%, due 09/15/17	3,798,583
5,768,925		CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 6.625%, due 04/28/17	5,534,562
462,805	(3)	CorpSource Finance Holdings, LLC, 2nd Lien Term Loan, due 04/29/18	400,326
2,066,875		First American Payment Systems, Term Loan B, 6.750%, due 10/04/16	2,077,209
250,000		First American Payment Systems, Term Loan, 6.750%, due 10/04/16	251,250
10,000,000		First Data Corporation, Extended 2018 Dollar Term Loan, 4.239%, due 03/23/18	9,111,460
3,235,285		First Data Corporation, Term Loan US B-1 9/2014, 2.989%, due 09/24/14	3,077,228
73,740		First Data Corporation, Term Loan US B-2 9/2014, 2.989%, due 09/24/14	70,145
9,395,340		First Data Corporation, Term Loan US B-3 9/2014, 2.989%, due 09/24/14	8,937,317
7,873,621		Go Daddy Operating Company, LLC, 1st Lien Term Loan, 5.500%, due 12/17/18	7,808,663
5,061,750		Information Resources, Inc., Term Loan B, 5.000%, due 12/01/17	5,039,605
4,925,250		Interactive Data Corporation, Term Loan B, 4.500%, due 02/12/18	4,869,841
2,977,500		Mercury Payment Systems LLC, Term Loan B, 5.500%, due 07/03/17	2,981,222
4,616,771		Property Data I, Inc., Term Loan B, 7.000%, due 12/21/16	4,316,681
8,149,472		Quintiles Transnational Corp., Term Loan B, 5.000%, due 06/08/18	8,057,791
1,900,000		Ship US Bidco, Inc. (RBS Worldpay), Term Loan B2 USD (size TBC), 5.250%, due 10/15/17	1,900,475
5,370,762		Trans Union LLC, Term Loan B, 5.500%, due 02/12/18	5,407,686
2,503,273		Transfirst Holdings, Inc., First Lien Term Loan, 2.990%, due 06/15/14	2,421,917
813,891		U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 6.000%, due 07/28/17	807,278
3,160,917		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, due 07/28/17	3,135,235
768,075		Verifone, Inc., Term Loan B, 4.250%, due 12/31/18	768,715

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Business Equipment & Services: (continued)
	$3,441,159		Web.com Group, Inc., First Lien Term Loan, 7.000%, due 10/28/17	$3,426,820
	2,565,007		West Corp, Term Loan B-4, 4.598%, due 07/15/16	2,561,736
	3,233,235		West Corp, Term Loan B-5, 4.489%, due 07/15/16	3,234,751
				113,831,330
Cable & Satellite Television: 6.2%
	4,900,000		Atlantic Broadband, First Lien Term Loan, 5.250%, due 03/29/19	4,891,425
	2,172,500		Bresnan Communications, LLC, Term Loan B, 4.500%, due 12/14/17	2,145,344
	11,315,000		Cequel Communications, LLC, Term Loan 2012, 4.000%, due 02/08/19	11,060,459
	2,125,000	(3)	Charter Communications Operating, LLC, Term Loan D, 4.000%, due 04/30/19	2,100,563
	6,939,925		Intelsat Jackson Holdings S.A., Term Loan B Facility, 5.250%, due 04/02/18	6,897,993
	1,565,948		Knology Inc, Term Loan B, 4.000%, due 08/18/17	1,564,187
	3,930,000		Mediacom LLC Group, Term Loan E, 4.500%, due 10/23/17	3,921,405
	5,234,975		San Juan Cable LLC, '1st Lien, 6.000%, due 06/09/17	5,117,188
EUR	4,268,168		UPC Broadband Holding B.V, Term Loan S, 4.154%, due 12/31/16	5,153,497
EUR	3,648,797		UPC Broadband Holding B.V, Term Loan U, 4.404%, due 12/31/17	4,423,989
	$5,657,812		Wideopenwest Finance, LLC, '1st Lien Term Loan, 2.740%, due 06/27/14	5,615,378
				52,891,428
Chemicals & Plastics: 5.1%
	2,000,000		Ascend Performance Materials Operations LLC, Term Loan, 6.750%, due 04/09/18	1,991,666
	2,111,818		AZ Chem US Inc., Term Loan B, 7.250%, due 12/19/17	2,141,384
	4,365,000		Chemtura Corporation, Term Loan, 5.500%, due 08/27/16	4,375,913
	2,799,848		Cristal Inorganic Chemicals, Inc (aka Millenium Inorganic Chemicals), Second Lien Term Loan, 6.220%, due 11/15/14	2,796,348
	2,544,587		Houghton International, Inc., Term Loan B1, 6.750%, due 01/29/16	2,558,900
	10,015,000	(3)	Ineos US Finance LLC, Cash Dollar Term Loan, 6.500%, due 04/27/18	9,844,745
	1,128,000		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Synthetic LC (C3), 2.274%, due 05/03/13	1,111,080
	1,134,508		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C4B, 4.249%, due 05/05/15	1,083,455
	952,500		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C5B, 4.250%, due 05/05/15	907,256
	987,047		Momentive Specialty Chemicals Inc (a.k.a Hexion Specialty Chemicals Inc), Term Loan C7B, 4.250%, due 05/05/15	940,162
	1,280,500		Omnova Solutions Inc, Term Loan B, 5.750%, due 05/31/17	1,280,532
	413,400		Sonneborn, Inc., BV Tranche, 6.500%, due 03/31/18	414,950
	2,342,600		Sonneborn, Inc., US Tranche, 7.118%, due 03/31/18	2,351,385
	1,852,590		Styron S.A.R.L., Term Loan B, 6.027%, due 08/02/17	1,668,489
	7,238,574		Univar Inc., Term Loan B, 5.000%, due 06/30/17	7,060,628
	2,960,000	(3)	Vantage Specialties Inc., Term Loan B, 7.000%, due 02/10/18	2,967,400
				43,494,293

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Clothing/Textiles: 0.4%
	$1,997,200		Targus Group, Inc., New Senior Secured Term Loan, 11.000%, due 05/16/16	$1,992,207
	172,137		Totes Isotoner Corporation, Delayed Draw 1st Ln Term Loan, 7.295%, due 07/07/17	169,555
	1,659,797		Totes Isotoner Corporation, First Ln Term Loan, 7.253%, due 07/07/17	1,634,900
				3,796,662
Conglomerates: 1.5%
	6,695,987		Affinion Group, Inc., First Lien Term Loan, 5.000%, due 10/10/16	6,266,325
	3,986,366		Spectrum Brands, Inc., Term Loan B, 5.001%, due 06/17/16	3,994,339
	2,684,737		Waterpik, Term Loan, 6.751%, due 08/10/17	2,671,314
				12,931,978
Containers & Glass Products: 4.5%
	2,665,825		Bway Holding Corporation, Term Loan B, 4.500%, due 02/23/18	2,638,055
	252,736		Bway Holding Corporation, Term Loan C, 4.500%, due 02/23/18	250,103
	5,613,818		Husky Injection Molding Systems, Ltd, Term Loan B, 6.500%, due 06/30/18	5,606,801
	978,077		Pro Mach, Inc, Term Loan, 6.250%, due 07/06/17	963,406
EUR	979,322		Reynolds Group Holdings Inc, Eur Term Loan, 6.951%, due 02/09/18	1,213,875
	$9,895,636		Reynolds Group Holdings Inc, Term Loan C, 6.500%, due 08/09/18	9,940,988
	8,128,370		Reynolds Group Holdings Inc, US Term Loan, 6.500%, due 02/09/18	8,165,622
EUR	736,875		Sealed Air Corporation, Euro Term Loan B, 5.500%, due 10/03/18	916,304
	$1,670,250		Sealed Air Corporation, Term Loan B, 4.750%, due 10/03/18	1,680,689
	4,100,000		TricorBraun, Term Loan, 5.500%, due 04/30/18	4,106,835
	2,700,313		Xerium Technologies, Inc., USD First Lien Term Loan, 5.500%, due 05/22/17	2,635,055
				38,117,733
Cosmetics/Toiletries: 0.8%
	283,790		KIK Custom Products, Inc., $CAD First Lien Term Loan, 2.490%, due 06/02/14	257,540
	1,655,444		KIK Custom Products, Inc., $US First Lien Term Loan, 2.490%, due 06/02/14	1,502,316
	827,083		KIK Custom Products, Inc., Incremental First Lien Term Loan, 8.500%, due 05/30/14	810,542
	3,970,000		Revlon Consumer Products Corporation, Term Loan, 4.750%, due 11/17/17	3,960,074
				6,530,472
Drugs: 0.6%
	5,162,121	(3)	Prestige Brands, Term loan B, 5.262%, due 01/31/19	5,182,016
				5,182,016
Ecological Services & Equipment: 1.1%
	771,256		Synagro Technologies, Inc., 1st lien Term Loan, 2.240%, due 04/02/14	673,885
	485,000		Synagro Technologies, Inc., 2nd lien Term Loan, 4.990%, due 10/02/14	363,750

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Ecological Services & Equipment: (continued)
$1,627,317		Valleycrest Companies, LLC, Extended Term Loan, 8.000%, due 10/05/15	$1,550,019
5,917,834		Waste Industries USA, Inc., Term loan, 4.750%, due 03/17/17	5,858,656
700,000		WCA Waste Corporation, Term Loan B, 5.500%, due 02/28/18	699,125
			9,145,435
Electronics/Electrical: 9.5%
1,908,386		Aspect Software, Inc., Term Loan, 6.250%, due 05/06/16	1,895,663
6,300,000		Attachmate Corporation, 1st Lien Term Loan, 7.250%, due 11/15/17	6,207,472
4,788,000		Blackboard Inc., 1st Lien Term Loan B, 7.500%, due 10/04/18	4,610,844
2,750,000		Blackboard Inc., 1st Lien Term Loan B-1, 7.500%, due 10/04/18	2,648,250
3,000,000		Blackboard Inc., 2nd Lien Term Loan B, 11.500%, due 10/01/19	2,752,500
800,897		CDW LLC, Extended Term Loan B, 4.000%, due 07/14/17	767,693
6,153,500		Epicor Software Corporation, Term Loan B, 5.000%, due 05/16/18	6,039,691
28,415		FCI International S.A.S., Term Loan A1, 2.739%, due 09/30/12	28,131
25,983		FCI International S.A.S., Term Loan A2, 2.739%, due 09/30/12	25,463
6,000,000		Freescale Semiconductor, Inc., Incremental Term Loan B-2, 6.000%, due 02/28/19	5,910,000
7,701,170		Freescale Semiconductor, Inc., Term Loan B-2, 4.489%, due 12/01/16	7,256,428
3,077,778		Greeneden U.S. Holdings II, L.L.C., 1st Lien Term Loan, 6.750%, due 01/31/18	3,085,472
5,240,000		Kronos Incorporated, Tranche B-1 second-lien term loan, 10.579%, due 06/11/18	5,315,325
3,291,750		Kronos Incorporated, Tranche C first-lien term loan, 6.250%, due 12/26/17	3,308,209
14,750,000	(3)	Lawson Software, Inc., Term Loan B (USD), 6.250%, due 04/01/18	14,766,137
4,910,693		Open Link Financial, Inc., Term Loan, 7.752%, due 10/28/17	4,935,246
2,325,358	(3)	Orbitz Worldwide, Inc., Term Loan, 3.239%, due 07/25/14	2,263,347
2,000,000	(3)	Rovi Solutions Corporation, Term Loan B, 4.000%, due 03/26/19	1,987,500
1,600,000		Semtech Corporation, Term Loan B, 4.250%, due 03/19/17	1,600,000
4,272,047		Spansion LLC, Term Loan, 4.750%, due 02/09/15	4,250,687
673,499		Travelport, Inc., Delayed Draw Term Loan extended, 4.968%, due 08/21/15	608,253
421,022		Travelport, Inc., Term Loan B ($) Extended, 4.968%, due 08/21/15	380,235
136,295		Travelport, Inc., Term Loan S (Synthetic LC Converted), 4.970%, due 08/21/15	123,091
			80,765,637
Equipment Leasing: 0.6%
2,613,737		Brand Services, Inc., Existing Sr Sec 1st Lien, 2.501%, due 02/07/14	2,469,981
1,143,354		Brand Services, Inc., Incremental Sr Sec 1st Lien, 3.742%, due 02/07/14	1,086,186
250,000		Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, due 03/16/18	241,250
1,440,882		Brock Holdings, Inc., New Term Loan B, 6.012%, due 03/16/17	1,439,081
			5,236,498

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Financial Intermediaries: 2.2%
	$1,733,256		BNY ConvergEx Group, LLC, Eze Borrower Term Loan, 5.250%, due 12/19/16	$1,659,593
	3,935,998		BNY ConvergEx Group, LLC, Top Borrower Term Loan, 5.250%, due 12/19/16	3,768,717
	46,667		Fidelity National Information Services, Inc., Term Loan B, 4.250%, due 07/18/16	46,725
	2,135,149		Fundtech, Term Loan, 7.500%, due 11/15/17	2,144,490
	3,300,000		LPL Holdings, Inc., Term Loan B, 4.000%, due 03/23/19	3,246,375
	3,201,136	(3)	MIP Delaware, LLC, Term Loan, 5.500%, due 07/12/18	3,201,136
	2,680,769		MoneyGram International, Inc., First Lien Term Loan, 4.250%, due 11/17/17	2,658,988
	1,691,500		MoneyGram International, Inc., Tranche B-1 Lender, 4.250%, due 11/17/17	1,666,128
				18,392,152
Food Products: 1.2%
	3,940,000		Advance Pierre Foods, First Lien Term Loan, 7.000%, due 09/30/16	3,956,418
	997,500		B&G Foods, Inc., Term Loan B, 4.500%, due 11/15/18	1,006,228
	2,876,045		NPC International, Term Loan (2012 refi), 5.250%, due 12/28/18	2,876,045
	2,551,867		Pinnacle Foods Holding Corporation, Term Loan E, 4.750%, due 10/01/18	2,544,691
				10,383,382
Food Service: 2.4%
	4,777,589		Bojangles Restaurants, Inc., Term Loan, 8.000%, due 08/17/17	4,786,547
EUR	2,453,883		Burger King Corporation, Term Loan B, 4.037%, due 10/19/16	3,028,514
	$3,216,559		Burger King Corporation, Term Loan B, 4.500%, due 10/19/16	3,193,104
	5,250,000		Landry's Restaurants, Term Loan B, 6.500%, due 04/30/18	5,240,156
	3,253,609		Wendy's International, Inc., Term Loan B, 4.750%, due 05/15/19	3,223,106
	1,000,000	(3)	Wendys/Arbys Restaurants, LLC, Term Loan, due 05/24/17	996,875
				20,468,302
Health Care: 17.1%
	4,975,000		Alere US Holdings, LLC, Term Loan B, 4.750%, due 06/30/17	4,908,668
	1,000,000		Alere US Holdings, LLC, Term Loan B-2, 4.750%, due 06/30/17	986,250
	8,000,000	(3)	Bausch & Lomb, Inc., US Term Loan, due 04/30/19	7,893,752
	8,184,522		Capsugel Holdings US, Inc., Term Loan B, 5.250%, due 08/01/18	8,211,432
	1,540,017		CHG Medical Staffing, Inc., 1st Lien Term Loan, 5.250%, due 10/03/16	1,541,942
	4,903,033		ConvaTec, Term LoanB USD, 5.750%, due 12/22/16	4,887,711
	1,234,375		Davita Inc., Term Loan B, 4.500%, due 10/20/16	1,233,210
	3,833,333		DJO Finance LLC, Tranche B-3 Term Loan, 6.250%, due 09/15/17	3,813,369
	5,953,925		Drumm Corp., Term loan B, 5.000%, due 05/04/18	5,552,035
	4,500,000		Emdeon, Inc., Term Loan B-1, 5.000%, due 11/02/18	4,505,625
	5,712,059		Emergency Medical Services Corporation, Term Loan B, 5.278%, due 05/25/18	5,643,543
	4,506,124		Grifols S.A, Term Loan B USD, 4.500%, due 06/01/17	4,510,855
	4,022,419		Health Management Associates, Inc., Term Loan B, 4.500%, due 11/22/18	3,973,377

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Health Care: (continued)
$1,969,222		HGI Holding, Inc., Senior Secured Term Loan B due 2016, 6.750%, due 09/29/16	$1,977,428
6,296,425		Iasis Healthcare LLC, Term Loan B, 5.000%, due 05/03/18	6,201,978
4,975,000		Immucor, Inc., Term Loan B, 7.250%, due 08/17/18	4,985,363
4,632,151		IMS Health Incorporated, Term Loan B, 4.500%, due 08/25/17	4,617,676
4,377,839		inVentiv Health Inc., Original Term Loan B, 6.500%, due 08/04/16	4,107,871
2,539,569		inVentiv Health Inc., Term Loan B-3, 6.750%, due 05/15/18	2,422,114
9,975,000		Kinetic Concepts, Inc., Term Loan B-1, 7.000%, due 04/20/18	10,083,657
1,590,330		Medassets, Inc., Term Loan B, 5.250%, due 11/16/16	1,594,306
4,651,854		Onex Carestream Finance LP, Term Loan B, 5.000%, due 02/25/17	4,494,854
5,386,500		Pharmaceutical Product Development, Inc., Bank Term Loan B, 6.250%, due 11/30/18	5,403,333
2,175,000		Press Ganey, 1st Lien, 5.250%, due 04/30/18	2,188,594
2,600,000	(3)	Press Ganey, 2nd Lien, 8.250%, due 08/31/18	2,616,250
6,191,963	(3)	Rural/Metro Corporation, Term Loan B, 5.750%, due 06/29/18	6,141,654
5,109,254		Skilled Healthcare Group, Inc., New Term Loan, 6.750%, due 04/08/16	5,029,422
4,622,481		Sunquest Information Systems, Inc., Term Loan B, 6.250%, due 12/16/16	4,634,037
3,933,302	(3)	Surgical Care Affiliates LLC, Class B Term Loan, 4.470%, due 12/30/17	3,825,136
1,875,825		Surgical Care Affiliates LLC, Incremental Term Loan, 5.500%, due 06/29/18	1,828,929
5,000,000		United Surgical Partners International, Inc., New Tranche B, 6.000%, due 04/01/19	4,975,000
5,185,436		Vanguard Health Holdings Company Ii, LLC, Term Loan B, 5.000%, due 01/29/16	5,182,195
293,187		Vantage Oncology Holdings, LLC, Delayed Draw term loan $25mm, 6.250%, due 01/31/17	288,789
2,413,285		Vantage Oncology Holdings, LLC, Term loan, 6.250%, due 01/31/17	2,377,086
1,018,286		Warner Chilcott Company LLC, Term B-1 (US), 4.250%, due 03/15/18	1,012,812
509,143		Warner Chilcott Company LLC, Term B-2 (PR), 4.250%, due 03/15/18	506,406
700,071		Warner Chilcott Company LLC, Term B-3 (LuxCo), 4.250%, due 03/15/18	696,309
			144,852,968
Home Furnishings: 1.5%
3,960,539		Hillman Group (The), Inc., First Lien Term Loan, 5.000%, due 05/27/16	3,950,638
4,100,000		Monitronics International, Inc., Term Loan B, 5.500%, due 03/31/18	4,064,125
2,015,000		Protection One, Inc., Term Loan B, 5.750%, due 03/31/19	2,015,000
2,352,683		Springs Window Fashions, LLC, First Lien Term Loan, 6.000%, due 05/31/17	2,304,159
			12,333,922

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Industrial Equipment: 5.3%
	$1,302,821		Doncasters Group Limited, Facility B2, 4.739%, due 05/15/15	$1,210,198
	1,295,468		Doncasters Group Limited, Facility C2, 5.239%, due 05/13/16	1,203,368
	3,367,651		Edwards (Cayman Islands II) Limited (aka BOC Edwards), Extended Term Loan, 5.500%, due 05/31/16	3,340,989
	1,733,289		Edwards (Cayman Islands II) Limited (aka BOC Edwards), New Term Loan, 5.500%, due 05/31/16	1,719,566
	7,895,116		Goodman Global Inc., Term Loan B, 5.750%, due 10/28/16	7,909,216
	2,496,241		Manitowoc Company, Inc. (The), Term Loan B, 4.250%, due 11/13/17	2,502,469
	6,558,563		Rexnord Corporation / RBS Global, Inc., USD Term Loan, 5.000%, due 04/01/18	6,552,417
	6,800,000	(3)	Schaeffler AG, Term Loan C2 USD, 6.000%, due 01/31/17	6,793,629
	3,186,723		Sensus Metering Systems Inc., New First Lien Term Loan, 4.750%, due 05/09/17	3,180,085
	4,400,000		Sensus Metering Systems Inc., New Second Lien Term Loan, 8.500%, due 05/09/18	4,422,000
EUR	1,990,000		Terex Corporation, Term Loan Euro Tranche, 6.000%, due 04/28/17	2,459,694
	$3,980,000		Terex Corporation, Term Loan, 5.500%, due 04/28/17	4,006,742
				45,300,373
Insurance: 3.1%
	3,500,000	(3)	AmWINS Group, Inc., 1st Lien Term Loan, due 06/01/19	3,480,313
	1,700,000	(3)	AmWINS Group, Inc., 2nd Lien Term Loan, due 12/01/19	1,683,000
	1,000,000		AmWINS Group, Inc., 2nd Lien Term Loan, 5.740%, due 06/08/14	986,250
	1,882,016		AmWINS Group, Inc., Initial Term Loan, 5.405%, due 06/08/13	1,874,959
	2,374,106		Applied Systems Inc., First Lien, 5.506%, due 12/08/16	2,370,149
	1,400,000		Applied Systems Inc., Second Lien, 9.250%, due 06/07/17	1,400,000
	4,036,888		CCC Information Services Group, Inc., Term Loan B, 5.500%, due 11/11/15	4,025,113
	3,550,028	(3)	HMSC Corporation, 1st Lien Term Loan, 2.489%, due 04/03/14	3,141,775
	2,057,582		Hub International Limited, Extended Incremental Term Loan B, 6.750%, due 12/13/17	2,075,585
	4,961,538		Sedgwick Holdings, Inc., Term Loan B-1, 5.000%, due 12/30/16	4,918,124
				25,955,268
Leisure Good/Activities/Movies: 4.0%
	5,681,616		24 Hour Fitness Worldwide, Inc, Term Loan B, 7.500%, due 04/22/16	5,638,959
	6,000,000		Delta2 Sarl Luxembourg (Formula One World Championship), Term Loan B, 5.750%, due 04/30/17	5,993,574
	4,252,222		FGI Operating, Term Loan B, 5.500%, due 04/30/19	4,249,565
	6,266,221		Getty Images, Inc, Term Loan B, 5.250%, due 11/07/16	6,267,361
	980,000		Live Nation Entertainment, Inc., Term Loan B, 4.500%, due 11/07/16	981,225
	4,962,707		SRAM, LLC, First Lien Term Loan, 4.769%, due 06/07/18	4,959,605
	357,500		SRAM, LLC, Second Lien Term Loan, 8.500%, due 12/07/18	361,075
	5,127,903		The Weather Channel, Term Loan B, 4.250%, due 02/13/17	5,103,868
				33,555,232

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount				Borrower/Tranche Description	Fair Value
Lodging & Casinos: 4.9%
	$955,000			Audio Visual Services Corporation, 1st Lien Term Loan, 2.720%, due 02/28/14	$857,908
	5,233,750			Boyd Gaming Corporation, Incremental Term Loan, 6.000%, due 12/17/15	5,278,608
	2,415,817			Caesars Entertainment Operating Company, Inc., Term Loan B1, 3.239%, due 01/28/15	2,219,532
	7,249,697			Caesars Entertainment Operating Company, Inc., Term Loan B2, 3.239%, due 01/28/15	6,656,627
	4,115,429	(3)		Caesars Entertainment Operating Company, Inc., Term Loan B3, 3.241%, due 01/28/15	3,777,837
	6,497,674			Caesars Entertainment Operating Company, Inc., Term Loan B4 (Incremental), 9.500%, due 10/31/16	6,605,971
	1,275,000			Caesars Octavius, LLC, Term Loan, 9.250%, due 02/24/17	1,252,688
	1,208,670			Cannery Casino Resorts, LLC, Delay Draw Term Loan, 4.489%, due 05/20/13	1,196,583
	1,450,432			Cannery Casino Resorts, LLC, Term Loan B, 4.489%, due 05/17/13	1,435,928
	535,170	(2	)^	Fontainebleau Las Vegas, LLC, Delayed Draw Term Loan, due 06/06/14	96,331
	1,070,339	(2	)^	Fontainebleau Las Vegas, LLC, Term Loan, due 06/06/14	192,661
	1,434,640			Global Cash Access, Inc., Term Loan B, 7.000%, due 03/01/16	1,440,916
	2,144,641			Golden Nugget, Inc., 1st Lien Term Loan, 3.240%, due 06/30/14	2,048,579
	1,220,788			Golden Nugget, Inc., Delayed Draw Term Loan, 3.240%, due 06/30/14	1,166,107
	2,123,125			Isle Of Capri Casinos, Inc., Term Loan B, 4.750%, due 11/01/13	2,128,433
EUR	1,250,000			Scandic Hotels AB, Term Loan B2, 2.673%, due 07/09/15	1,411,498
EUR	1,250,000			Scandic Hotels AB, Term Loan C2, 3.173%, due 07/08/16	1,411,498
	$2,239,062			Station Casinos LLC, Term Loan B-1, 3.239%, due 06/17/16	2,110,316
					41,288,021
Nonferrous Metals/Minerals: 1.3%
	6,348,000			Fairmount Minerals, Ltd., Term Loan B, 5.250%, due 03/15/17	6,268,651
	2,530,000			Noranda Aluminum Acquisition Corp., Term Loan B, 5.750%, due 02/28/19	2,537,906
	2,047,103	(3)		Walter Energy, Inc., Term Loan B, 4.000%, due 04/02/18	1,979,505
					10,786,062
Oil & Gas: 1.6%
	1,500,000			Crestwood Holdings LLC, Term Loan B, 9.750%, due 03/30/18	1,515,000
	2,000,000			Energy Transfer Equity, L.P., Term Loan, 3.750%, due 03/15/17	1,949,500
	5,830,021			Frac Tech International, LLC, Term Loan (HoldCo), 6.250%, due 05/06/16	5,230,363
	4,987,500			Tervita (fka CCS Inc.), Add-On Term Loan, 6.500%, due 11/14/14	5,020,751
					13,715,614
Publishing: 5.0%
	420,111			Black Press, Ltd., Term Loan B1 (US Borrower-$112.5 mm), 2.489%, due 08/02/13	390,703
	246,265			Black Press, Ltd., Term Loan B2 (Canadian Borrower-$112.5 mm), 2.467%, due 08/02/13	229,027
	762,414			Caribe Media Inc., Term Loan, 10.000%, due 11/18/14	476,509

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Publishing: (continued)
	$8,975,056	Cengage Learning, Inc., Extended Term Loan B, 5.740%, due 07/31/17	$7,628,798
	5,286,135	Cenveo Corporation, Term Loan B, 6.250%, due 12/21/16	5,264,107
	1,770,991	Dex Media East, LLC, Term Loan, 2.970%, due 10/24/14	960,763
	3,597,806	Dex Media West, LLC, Term Loan due 10/24/2014, 7.250%, due 10/24/14	2,257,623
	1,080,061	Intermedia Outdoor, Inc., 1st lien Term Loan, 3.220%, due 01/31/13	982,856
	4,761,595	Merrill Communications, LLC, New Term Loan B-DD, 7.750%, due 12/24/12	4,333,051
	1,771,936	Nelson Canada, '1ST LIEN-C$ 330 mm, 2.970%, due 07/03/14	1,532,725
EUR	533,360	PagesJaunes Groupe SA, Term Loan A3, 3.897%, due 09/11/15	494,333
AUD	7,147,712	PBL Media, Term Loan B, 6.145%, due 02/05/13	6,109,982
	$3,101,959	Penton Media, Inc, Term Loan B, 5.000%, due 08/01/14	2,372,999
	7,435,707	R.H. Donnelley Corporation, New Term Loan, 9.000%, due 10/24/14	3,353,504
	8,641,669	SuperMedia, Inc., Term Loan, 11.000%, due 12/31/15	4,976,158
	980,545	Thomas Nelson Publishers, Term Loan, 9.000%, due 06/14/16	975,642
	1,569,928	Yell Group PLC, New Term Loan B1, 3.989%, due 07/31/14	455,934
			42,794,714
Radio & Television: 7.1%
	311,897	AR Broadcasting LLC, Term Loan, 5.480%, due 02/20/22	257,315
	2,792,526	Barrington Broadcasting Group, Term loan B, 7.500%, due 06/30/17	2,806,489
	3,000,000	Clear Channel Communications, Inc., Term Loan A, 3.639%, due 06/02/14	2,701,071
	4,921,330	Clear Channel Communications, Inc., Term Loan B, 3.889%, due 01/28/16	3,854,455
	5,981,887	Cumulus Media Holdings Inc., First Lien Term Loan B, 5.750%, due 09/17/18	5,959,455
	1,382,333	Entercom Communications Corporation, Term loan B, 6.250%, due 11/22/18	1,385,789
	3,589,052	FoxCo Acquisition, LLC, Term Loan B, 4.750%, due 07/14/15	3,590,548
	4,326,965	Hubbard Radio LLC, 1st Lien Term Loan B, 5.250%, due 04/28/17	4,307,982
	285,714	Hubbard Radio LLC, 2nd Lien Term Loan C, 8.750%, due 04/30/18	287,143
	997,500	LIN Television Corporation, Term Loan B, 5.000%, due 01/01/18	999,994
	574,763	Nexstar Broadcasting, Inc., Mission Term Loan B, 5.000%, due 09/30/16	573,326
	1,393,998	Nexstar Broadcasting, Inc., Term Loan B, 5.000%, due 09/30/16	1,390,513
	992,500	Raycom TV Broadcasting, LLC, Term Loan B, 4.500%, due 05/31/17	987,538
	34,312,965	Univision Communications, Inc., Extended Term Loan, 4.489%, due 03/31/17	31,561,578
			60,663,196
Retailers (Except Food & Drug): 15.7%
	5,000,000	99 Cents Only Stores, Term Loan Facility (2012 refi), 5.250%, due 01/15/19	4,983,335
	5,985,000	Academy Ltd., Term Loan, 6.000%, due 08/03/18	6,002,925

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount			Borrower/Tranche Description	Fair Value
Retailers (Except Food & Drug): (continued)
	$6,541,130		Amscan Holdings, Inc., Term Facility, 6.750%, due 12/04/17	$6,565,660
	6,274,243		Bass Pro Group, LLC, Term Loan B, 5.250%, due 06/13/17	6,277,185
	15,136,469		BJs Wholesale Club, First Lien Term Loan (2012 refi), 5.250%, due 09/27/18	15,212,153
	3,093,750		BJs Wholesale Club, Second Lien Term Loan, 10.000%, due 03/27/19	3,186,563
	5,939,901		Burlington Coat Factory, Term Loan B (refi), 5.500%, due 02/23/17	5,934,953
	3,620,101		FTD, Inc, Term Loan B, 4.750%, due 06/06/18	3,588,426
	2,875,000		General Nutrition Centers, Inc., Term Loan B, 4.250%, due 03/02/18	2,868,876
	6,600,966		Guitar Center, Inc., Extended Term Loan maturing 04/17, 5.730%, due 04/10/17	6,248,917
	5,450,000		Harbor Freight Tools USA, Inc., Senior Secured Term Loan, 5.500%, due 05/15/19	5,409,125
	3,212,525		J. Crew, Term Loan B, 4.750%, due 03/07/18	3,143,276
	5,721,899		Jo-Ann Stores, Inc., Term Loan B, 4.750%, due 03/16/18	5,707,594
	4,985,986		Lord & Taylor, Term Loan Facility, 5.750%, due 01/09/18	5,021,301
EUR	530,263		Maxeda DIY Group B.V., Term Loan B1, 3.152%, due 06/29/15	498,430
EUR	719,737		Maxeda DIY Group B.V., Term Loan B2, 3.144%, due 08/01/15	676,530
EUR	530,263		Maxeda DIY Group B.V., Term Loan C1, 3.635%, due 06/27/16	498,430
EUR	719,737		Maxeda DIY Group B.V., Term Loan C2, 3.639%, due 08/01/16	676,530
	$8,295,648		Michaels Stores, Inc., Term Loan B-2 (extending), 5.000%, due 07/31/16	8,290,463
	11,963,834		Neiman Marcus Group, Inc, Term Loan, 4.750%, due 05/16/18	11,798,399
	4,500,000	(3)	Roundys Supermarkets, Inc., Term Loan B, 5.750%, due 02/14/19	4,505,625
	4,100,000		Sleepy's Holdings, LLC, Term Loan, 7.250%, due 03/19/19	4,110,250
	5,000,122		The Gymboree Corporation, Term Loan B, 5.000%, due 02/23/18	4,660,114
	6,756,511		Toys "R" Us, Inc., Term Loan B-1, 6.000%, due 09/01/16	6,699,506
	1,386,000		Toys "R" Us, Inc., Term Loan B-2, 5.250%, due 05/25/18	1,336,624
	3,000,000		Toys "R" Us, Inc., Term Loan B-3, 5.250%, due 05/25/18	2,850,000
EUR	1,861,810		Vivarte S.A.S., Term Loan B1, 2.942%, due 03/09/15	1,907,633
EUR	1,861,810		Vivarte S.A.S., Term Loan C1, 3.567%, due 03/08/16	1,907,633
	$3,010,000		Yankee Candle Company, Inc., Term Loan B, 5.250%, due 04/02/19	2,997,773
				133,564,229
Surface Transport: 1.3%
	4,746,688		Baker Tanks, Inc., Term Loan, 4.750%, due 06/01/18	4,715,040
	1,860,103	(3)	Inmar, Inc., Term Loan B, 6.500%, due 08/04/17	1,869,404
	1,003,080		US Shipping Partners L.P., First Lien Term Loan, 9.200%, due 08/07/13	905,698
	3,200,000		Wabash National Corporation, Term Loan, 6.000%, due 05/15/19	3,182,000
				10,672,142
Telecommunications: 6.1%
	4,740,909		Asurion, LLC, Add-On 1st Lien Term Loan, 5.500%, due 05/24/18	4,681,648
	7,440,690		Asurion, LLC, First Lien Term Loan, 5.500%, due 05/24/18	7,347,681

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

Principal Amount		Borrower/Tranche Description	Fair Value
Telecommunications: (continued)
$4,700,000		Asurion, LLC, Second Lien Term Loan, 9.000%, due 05/24/19	$4,741,966
4,951,076	(3)	CommScope, Inc., Term Loan B, 4.250%, due 01/14/18	4,928,301
4,567,717		Global Tel*Link Corporation, First Lien Term Loan, 6.000%, due 12/15/17	4,556,297
2,720,000		Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, due 02/27/17	2,715,466
6,230,000		Level 3 Financing, Inc, Term Loan B III, 5.750%, due 09/01/18	6,204,693
2,795,883		MetroPCS Wireless, Inc., Term Loan B-3, 4.000%, due 03/16/18	2,742,077
2,985,000		Neustar, Inc., Term Loan, 5.000%, due 11/07/18	2,985,000
6,200,000		Syniverse Holdings, Inc., Term Loan B, 5.000%, due 04/20/19	6,174,816
5,067,681		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, due 02/23/17	4,788,959
			51,866,904
Utilities: 4.8%
6,345,950		Calpine Corp, Term Loan B-1, 4.500%, due 04/02/18	6,257,919
1,994,975		Calpine Corp, Term Loan B-2, 4.500%, due 04/02/18	1,967,544
3,681,500		Dynegy Midwest Generation, LLC (CoalCo)., Term Loan, 9.250%, due 08/04/16	3,745,926
3,681,500		Dynegy Power (GasCo), Term Loan, 9.250%, due 08/04/16	3,807,286
6,950,868		Longview Power, LLC, Extended Term Loan, 6.000%, due 10/31/17	5,821,352
1,848,154		Race Point Power, Race Point Power II Term Loan, 7.939%, due 01/11/18	1,829,672
22,080,819		Texas Competitive Electric Holdings Company LLC, Extended Term Loans, 4.739%, due 10/10/17	12,925,561
5,000,000		Texas Competitive Electric Holdings Company LLC, Term Loans, 3.739%, due 10/10/14	3,085,000
1,245,280		TPF Generation Holdings, LLC, 2nd Lien Term Loan Facility, 4.720%, due 12/15/14	1,220,374
			40,660,634
		Total Senior Loans (Cost $1,223,839,424)	1,194,852,425
Other Corporate Debt: 0.5%
Business Equipment & Services
297,646		US Shipping Partners L.P., Second Lien Term Loan, 2.500%, due 08/07/13	89,542
			89,542
		Total Other Corporate Debt (Cost $318,007)	89,542
Equities and Other Assets: 1.3%
		Description	Value
(1), (@), (R)		Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	$—
(@), (R), (X)		Ascend Media (Residual Interest)	—

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

	Description	Value
(@), (R)	Block Vision Holdings Corporation (719 Common Shares)	$—
(2), (@), (X)	Caribe Media Inc. (1,836 Common Shares)	—
(2), (@), (R)	Cedar Chemical (Residual Interest)	—
(@)	Cumulus Media (117,133 Class A Common Shares)	327,972
(2), (@), (R)	Enterprise Profit Solutions (Liquidation Interest)	—
(3), (@), (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)	—
(@), (X)	Faith Media Holdings, Inc. (Residual Interest)	—
(2), (@), (R), (X)	Gainey Corporation (Residual Interest)	—
(@), (X)	Global Garden (138,579 Class A3 Shares)	—
(@), (X)	Global Garden (14,911 Class A1 Shares)	—
(@)	Glodyne Technoserve, Ltd. (92,471 Common Shares)	573,227
(@)	Glodyne Technoserve, Ltd. (Escrow Account)	—
(2), (@), (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)	—
(@)	Hawaiian Telcom (31,238 Common Shares)	587,274
(2), (@), ( R)	Kevco Inc. (Residual Interest in Bankruptcy Estate)	25
(2), (@), (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	—
(@), (R)	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	—
(@)	Mega Brands Inc. (9,788 Common Shares)	60,840
(@)	Metro-Goldwyn-Mayer, Inc. (351,820 Common Shares)	9,264,582
(@), (X)	Northeast Biofuels (Residual Interest)	—
(@), (R), (X)	Safelite Realty Corporation (57,804 Common Shares)	273,413
(2), (@), (R)	Supermedia, Inc. (32,592 Common Shares)	84,413
(2), (@), ( R)	US Office Products Company (Residual Interest in Bankruptcy Estate)	—
(2), (@), (X)	US Shipping Partners, L.P. (19,404 Common Shares)	—
(2), (@), (X)	US Shipping Partners, L.P. (275,292 Contingency Rights)	—
	Total for Equities and Other Assets (Cost $10,038,981)	11,171,746
	Total Investments (Cost $1,234,196,412)**	$1,210,340,852
	Other Assets and Liabilities — Net	(361,200,361)
	Net Assets	$849,140,491

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

  (@)  Non-income producing security.

  ^  This Senior Loan Interest is non-income producing.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

  (R)  Restricted security.

  (X)  Fair value determined by ING Funds Valuation Committee appointed by the Trust's Board of Directors/Trustees.

  AUD  Australian Dollar

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $1,234,841,164.

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$8,633,299
Gross Unrealized Depreciation	(33,133,611)
Net Unrealized Depreciation	$(24,500,312)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the Trust's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/12
Asset Table
Investments, at value
Senior Loans	$—	$1,194,852,425	$—	$1,194,852,425
Other Corporate Debt	—	4,316,681	—	4,316,681
Equities and Other Assets	1,060,499	9,837,809	273,438	11,171,746
Total Investments, at value	$1,060,499	$1,209,006,915	$273,438	$1,210,340,852
Other Financial Instruments+
Forward foreign currency contracts	—	1,881,322	—	1,881,322
Total Assets	$1,264,219	$1,210,684,517	$273,438	$1,212,222,174
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(24,341)	$—	$(24,341)
Total Liabilities	$—	$(24,341)	$—	$(24,341)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Trust's assets and liabilities during the periodended May 31, 2012:

	Beginning Balance at 02/29/12	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)
Senior Loans	$180,719	$—	$(180,719)	$—	$(1,157,943)	$1,157,943
Other Corporate Debt	422,792	14,236	(484,004)	—	38,408	8,568
Equities and Other Assets	642,945	—	—	—	—	—
Total	$1,246,456	$14,236	$(664,723)	$—	$(1,119,535)	$1,166,511

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2012 (Unaudited) (continued)

	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 05/31/12
Senior Loans	$—	$—	$—
Other Corporate Debt	—	—	—
Equities and Other Assets	—	(369,507)	273,438
Total	$—	$(369,507)	$273,438

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

  ^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

  +  Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded committments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Trust. Swaps and written options are reported at their fair value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period. The Trust's policy is to recognize transfers between levels at the end of the reporting period.

At May 31, 2012 the following forward foreign currency contracts were outstanding for ING Prime Rate Trust :

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
State Street Bank	Australian Dollar AUD 6,577,000	Sell	06/14/12	$6,602,913	$6,401,053	$201,860
State Street Bank	Euro EUR 25,371,000	Sell	06/14/12	33,332,967	31,825,518	1,507,449
State Street Bank	Sweden Kronor SEK 22,183,000	Sell	06/14/12	3,223,730	3,051,717	172,013
				$43,159,610	$41,278,288	$1,881,322

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, BNY will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of: (i) NAV; or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by BNY when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2012	February 8, 2012	February 23, 2012

February 29, 2012	March 8, 2012	March 22, 2012

March 30, 2012	April 5, 2012	April 23, 2012

April 30, 2012	May 8, 2012	May 22, 2012

May 31, 2012	June 7, 2012	June 22, 2012

June 29, 2012	July 6, 2012	July 23, 2012

July 31, 2012	August 8, 2012	August 22, 2012

August 31, 2012	September 6, 2012	September 24, 2012

September 28, 2012	October 5, 2012	October 22, 2012

October 31, 2012	November 8, 2012	November 23, 2012

November 30, 2012	December 6, 2012	December 24, 2012

December 21, 2012	December 27, 2012	January 11, 2013

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of May 31, 2012 was 3,569 which does not include approximately 45,079 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.inginvestment.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on July 29, 2011 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call ING Prime Rate Trust
1-800-336-3436, Extension 2217

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:
ING Prime Rate Trust Account
c/o ING Fund Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

QR-UPRT

(0512-072212)